Exhibit 10.7

                                                             Loan No. 93-0903175

                       SECOND AMENDMENT TO LOAN AGREEMENT
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     THIS SECOND AMENDMENT TO LOAN AGREEMENT ("Amendment") is entered into on
November 9, 2010 but effective as of October 1, 2010, by and among NOBLE ROMAN'S, INC., an Indiana corporation, PIZZACO, INC., an Indiana corporation and N.R. REALTY, INC., an Indiana corporation (individually and collectively, as the context requires, with such determination to be made by Lender in its Sole Discretion, "Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Lender").

                                 R E C I T A L S

     A. Borrower and Lender have entered into that certain Loan Agreement dated as of August 25, 2005 as amended by First Amendment to Loan Agreement dated as of February 4, 2008 (as so amended and as amended from time to time, the "Loan Agreement").

     B. The parties desire to amend the Loan Agreement to provide for (among other things) the deferral of the principal payments payable on October 1, 2010, November 1, 2010 and December 1, 2010, subject to the terms and conditions hereinafter set forth.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby covenant and agree as follows:

     1. Definitions. Capitalized terms used herein and not defined herein shall have the meanings provided therefor in the Loan Agreement.

     2. Amendments to Loan Agreement. Effective as of the Second Amendment Closing Date:

          (a) Section 1.01 of the Loan Agreement is hereby amended by inserting the following new definitions in their proper alphabetical order:

          "Deferred Principal" means the principal payments that, but for the provisions of the Second Amendment, would have been due and payable on October 1, 2010, November 1, 2010 and December 1, 2010, in aggregate principal amount of $375,000.00.

          "Second Amendment" means the Second Amendment to Loan Agreement dated November 9, 2010 but effective as of October 1, 2010 between Borrower and Lender.


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          "Second Amendment Closing Date" means the first date that all the conditions precedent set forth in the Second Amendment are satisfied.

          (b) The following definitions in Section 1.01 of the Loan Agreement are hereby amended and restated in their entirety as follows:

          "Applicable Rate" means an interest rate per annum equal to (a) 3.75% through and including October 31, 2010 and (b) 4.25% from and after November 1, 2010.

          (c) The following new paragraph (d) is hereby added at the end of
     Section 2.02 of the Loan Agreement:

               (d) Prepayment of Deferred Principal. Notwithstanding anything to the contrary contained in Section 2.02(c), it shall be a condition to the prepayment of any Deferred Principal that Borrower shall establish to Lender's satisfaction prior to such prepayment that, immediately following such prepayment, Borrower shall have cash on hand of not less than $250,000. No Prepayment Charge shall be required to be paid in connection with any permitted prepayment of Deferred Principal.

          (d) Section 2.03(b) is hereby amended by inserting at the end of the first sentence thereof the following clause:

          ; provided, however, that no Required Monthly Amortization Payment shall be due and payable on October 1, 2010, November 1, 2010 or December 1, 2010.

          (e) The following new paragraph (d) is hereby added at the end of
     Section 2.03 of the Loan Agreement:

               (d) Payments of Deferred Principal. In addition to any other payments due under this Agreement, on the Payment Date occurring on April 1, 2011 and on each Payment Date thereafter until the Deferred Principal is paid in full, Borrower shall pay to Lender an amount equal to $75,000.00 to be applied to reduction of the Deferred Principal.

          (f) The following sentence is hereby added at the end of Section 2.05 of the Loan Agreement:

          In addition to the fees provided for above, and in consideration of Lender's execution and delivery of the Second Amendment, Borrower shall pay to Lender on July 1, 2011, or such earlier date on which the Loan shall be due or declared due, an additional fee in the amount of $22,500.00. Such fee is earned as of the Second Amendment Closing Date and, when paid, shall not be refundable for any reason whatsoever.


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     3. Conditions Precedent to Effectiveness of this Amendment. The effectiveness of this Amendment is subject to satisfaction of the following conditions precedent:

               (a) Lender's receipt of the following:

                    (i) counterparts of this Amendment fully executed by an
               authorized officer or Borrower; and

                    (ii) such other assurances, certificates, documents,
               consents or opinions as Lender reasonably may require.

               (b) Unless waived by Lender, Borrower shall have paid all Attorney Costs of Lender to the extent invoiced prior to or on the Second Amendment Closing Date, plus such additional amounts of Attorney Costs as shall constitute its reasonable estimate of Attorney Costs incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between Borrower and Lender).

               (c) The representations and warranties of Borrower and each other Loan Party contained in Article V or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct on and as of the Second Amendment Closing Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.

               (d) No Default or Event of Default shall exist (other than failure to pay the Deferred Principal on October 1, 2010 or November 1, 2010).

     4. Ratification. The Loan Agreement, as amended by this Amendment and the other Loan Documents are each hereby ratified and remain in full force and effect. Nothing contained herein shall affect the priority of the lien of any Loan Documents.

     5. Release. In consideration of Lender's entering into this Amendment, Borrower hereby fully and unconditionally releases and forever discharges Lender, and its respective directors, officers, employees, subsidiaries, branches, affiliates, attorneys, agents, representatives, successors and assigns and all persons, firms, corporations and organizations acting on any of their behalves (collectively, the "Released Parties"), of and from any and all claims, allegations, causes of action, costs or demands and liabilities, of whatever kind or nature, from the beginning of the world to the date on which this Amendment is executed, whether known or unknown, liquidated or unliquidated, fixed or contingent, asserted or unasserted, foreseen or unforeseen, matured or unmatured, suspected or unsuspected, anticipated or unanticipated, which any Borrower or any Subsidiary has, had, claims to have or to have had or hereafter claims to have or have had against the Released Parties by reason of any act or omission on the part of the Released Parties, or any of them, on account of or in any way related to the Loan Agreement, including the administration or enforcement of the Loan Agreement occurring prior to the date on which this Amendment is executed, including all such loss or damage of any kind heretofore sustained or that may arise as a consequence of the dealings among the parties up to and including the date on which this Amendment is executed (collectively,


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

all of the foregoing are the "Claims"). Borrower represents and warrants that it has no knowledge of any claim by it or by any Subsidiary against the Released Parties or of any facts or acts or omissions of the Released Parties which on the date hereof would be the basis of a Claim by it or by any Subsidiary or any other Loan Party against the Released Parties which is not released hereby, and Borrower represents and warrants that the foregoing constitutes a full and complete release of all Claims by or on behalf of each Borrower and any Subsidiary. The inclusion of a release provision in this Amendment shall not give rise to any inference that but for such release, any Claim otherwise would exist.

     6. Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all such counterparts together shall constitute one and the same instrument.










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

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                       NOBLE ROMAN'S INC.,
                                       an Indiana corporation

                                       By: /s/  Paul W. Mobley
                                           ------------------------------------
                                           Paul W. Mobley,
                                           Chairman of the Board and Chief
                                           Executive Officer

                                       PIZZACO, INC., an Indiana corporation

                                       By: /s/ Paul W. Mobley
                                           ------------------------------------
                                           Paul W. Mobley,
                                           Chairman of the Board and Chief
                                           Executive Officer

                                       N.R. REALTY, INC., an Indiana corporation

                                       By: /s/ Paul W. Mobley
                                           ------------------------------------
                                           Paul W. Mobley,
                                           Chairman of the Board and Chief
                                           Executive Officer


                                       WELLS FARGO BANK, NATIONAL ASSOCIATION

                                       By: /s/ Todd J. Alcantara
                                           ------------------------------------
                                       Name: Todd J. Alcantara
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                                       Title: Vice President
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                                       By:
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                                       Name:
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                                       Title:
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